March 22, 2006

Supplement

SUPPLEMENT DATED MARCH 22, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY PRIME INCOME TRUST
Dated January 5, 2006

The second sentence of the third paragraph in the section of the prospectus entitled "Prospectus Summary – Investment Objective and Policies" is hereby deleted and replaced with the following:

The Trust may invest up to the remaining 20% of its total assets in cash or short-term high quality money market instruments, credit linked deposits, junior debt securities or securities with a lien on collateral that is lower than a senior claim on collateral ("collectively, "junior debt securities"), and in loans that hold the most senior position in a borrower's capital structure, but that are not secured by any specific collateral.

The third sentence of the second paragraph in the section of the Prospectus entitled "Investment Objective and Policies" is hereby deleted and replaced with the following:

The Trust may invest up to the remaining 20% of its total assets in cash or high quality debt securities, credit linked deposits, junior debt securities, and in loans that hold the most senior position in a borrower's capital structure, but that are not secured by any specific collateral.

The following paragraph is hereby added to the section of the Prospectus entitled "Risk Factors":

Credit Linked Deposits

Credit Linked Deposits are advances by Lenders which are used to support facilities for the issuance of letters of credit to Senior Loan Borrowers ("Borrowers") upon request. Credit linked deposits effectively prefund future drawdowns on these letters of credit.

Credit linked deposits are held by the bank which issues the letter of credit (the "Issuing Bank") or the Agent on behalf of the Issuing Bank (typically the Agent is also the Issuing Bank) for the account of the Lenders (the "Deposit Account"). The Deposit Account is utilized to reimburse the Issuing Bank to the extent that there are drawdowns on the letter of credit and the Issuing Bank is not immediately reimbursed therefor by the Borrower. The Borrower remains obligated to reimburse the Issuing Bank and as the Borrower does so, such amounts are put back into the Deposit Account by the Issuing Bank. Upon a specified date, amounts remaining in the Deposit Account are refunded to the Lenders plus interest on each Lender's credit linked deposits, typically at an interest rate comparable to the interest rate that would have been charged on direct advances by the Lender to the Borrower.

The Trust's investments in credit linked deposits subject the Trust to the credit risk of the Issuing Bank which maintains the Deposit Account as well as that of the Borrower under the letter of credit.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERNCE.

38567SPT-03